EXHIBIT 99.1

17th Annual Wachovia Nantucket Equity Conference June 2007 Allis-Chalmers Energy (NYSE: ALY)

Forward-Looking Statements This presentation is presented as a brief company overview for the information of investors, analysts and other parties with an interest in Allis-Chalmers Energy Inc. (herein referred to as "the Company", "Allis-Chalmers" and by its stock exchange ticker, "ALY"). The management of Allis-Chalmers hopes that this presentation will encourage analysts and investors to investigate more about the Company through its Securities and Exchange Commission (SEC) filings, press releases and other public materials. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company. This presentation contains forward-looking statements, including, in particular, statements about ALY's business, financial condition, plans, strategies and prospects. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying forward-looking statements. These statements are based on the Company's current assumptions, expectations and projections about future events based on facts known to the Company and are subject to a wide range of business risks. The Company encourages investors to review the information regarding the risks inherent to Allis-Chalmers and the energy industry in which it operates, as described in its Form 10-K for the year ended December 31, 2006, and in subsequent filings with the SEC. This presentation does not purport to be all-inclusive or to contain all of the information that a reader may desire as to the structure or the affairs of the Company. Although the Company believes that the assumptions reflected in these forward-looking statements are reasonable, the Company can give no assurance that these assumptions will prove to be correct or that financial or market forecasts, savings or other benefits anticipated in the forward-looking statements will be achieved. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected. The information contained in this presentation is only current as of its date, and the Company undertakes no obligation to update this presentation unless otherwise required by law.

Multi-Faceted Oilfield Services Company Directional Drilling Underbalanced Drilling Tubular Services Production Services Rental Services International Drilling Premium drill pipe and specialized rental equipment Drilling, completion, workover and related services in Argentina Well planning & engineering services, directional drilling packages, downhole motors, measurement-while-drilling Compressed air equipment, bits, chemicals and products for underbalanced drilling Specialized equipment and operators for casing and tubing services Wire line services, land and offshore pumping services and coil tubing

Proven Growth Strategy Mitigate cyclical risk through balanced operation Expand geographically domestically and internationally Prudently pursue strategic acquisitions Seek complementary accretive acquisitions Expand products and services Since 2003, invested $84.4 million in capex for organic growth Current 2007 capital budget of over $80 million Increase utilization of assets Cross-sell to longstanding customers Shape organic and acquisition growth efforts to provide balance between: Onshore vs. offshore Drilling vs. production Domestic vs. international Natural gas vs. crude oil Rental tools vs. service

Diversified Cash Flow Stream (1) Does not include general corporate items. Strive to diversify revenue and cash flow stream through: Organic growth of existing business lines Strategic acquisitions 2007 Estimated Operating Income + D&A(1) Rental Services International Drilling Directional Drilling Underbalanced Drilling Tubular Services Production Services 0.46 0.2 0.11 0.07 0.08 0.08

2002 - 2003 business lines : Tubular Services, Directional Drilling, Underbalanced Drilling Focused on U.S. onshore with small Mexico operations; nearly 100% natural gas exposure 2006 - Established : Rental Services, Intl. Drilling, Production Services Diversified with increased exposure to offshore, intl. and production Successful Execution of Growth Strategy Note: EBITDA calculated as Net income + Interest expense, net + Income taxes + Depreciation & amortization. 2006 Pro Forma excludes $19.2 million one-time bonus in OGR. 2002 2003 2004 2005 2006 LTM 3/31/07 Revenue 18 33 48 105 307 529 EBITDA 1 9 8 20 89.5 175 $18 $9 $8 $20 $105 $1 $33 $48 $307 $90 ($ in millions) $175 $529

Successful Execution of Growth Strategy Prudently pursue strategic acquisitions at attractive valuations to complement organic growth Track record of successful integration and retention of key personnel 19 acquisitions completed since 2001 Total of $84.4 million in capital expenditures since 2003 Completed 5 acquisitions in 2006 for a total consideration of over $600 million Specialty Rentals - rental equipment Rogers Oil Tools - power drill pipe tongs DLS - international drilling & workover Petro-Rentals - production services Oil & Gas Rental Services - premium drill pipe, specialized rental equipment

OGR Acquisition Market leader with excellent reputation Premium equipment inventory, proprietary technologies and patents will enhance existing service offering Leverage ALY's sales force to cross-sell products 61% from offshore (typically high pressure, deepwater) 39% from onshore (usually deep wells requiring premium drill pipe) 8% of total revenue from international operations (includes Malaysia, Colombia, Russia, Mexico, and Canada) Over 40 years of operating history and approximately 80 employees Provides critical mass to rental tools division and balance between rental tools vs. service, offshore vs. onshore and international vs. domestic

Strong Relationships with Diversified Customer Base Significant cross-selling opportunities across customer base Major Customers

Business Overview

Rental Services 2004 2005 LTM 03/31/07 0.6 5.1 72.3 Specialized rental equipment for onshore and offshore operations: premium drill pipe, spiral heavy weight drill pipe, blow out preventors and valves and handling tools Rental tools market size estimated to be approximately $4.6 billion(1) Significant expansion through acquisitions Specialty Rental Tools in January 2006 Oil & Gas Rental Services in December 2006 Balanced mix of onshore/offshore work Texas, Oklahoma, Louisiana, Mississippi, Colorado, offshore in the Gulf of Mexico and Malaysia, Colombia, Russia and Mexico Revenue Operating Income + D&A (1) Source: Spears & Associates, Inc. ($ in millions) ($ in millions) $0.6 $5.1 $72.3 2004 2005 LTM 03/31/07 0 1.8 47.1 $0.0 $1.8 $47.1

International Drilling 2003 2004 2005 2006 16.4 20 22 37.9 Drilling, completion, workover and related drilling services in Argentina. Acquisition of DLS in August of 2006 - over 40 years of experience 2nd largest provider of land drilling & workover services in Argentina Fleet of 52 rigs - 20 drilling, 18 workover and 13 pulling rigs in Argentina and 1 drilling rig in Bolivia 2 new workover rigs - 4th Qtr 2007 Operates in primarily oil-rich basins (balances natural gas exposure) 1) Revenue and operating income + D&A is pre-acquisition and historical for DLS (unaudited) Revenue (1) Operating Income + D&A (1) ($ in millions) ($ in millions) 2003 2004 2005 2006 96.1 112.3 129.8 173.3 $ 96.1 $112.3 129.8 $173.3 $16.4 $20.0 $22.0 $37.9

Directional Drilling 2003 2004 2005 LTM 03/31/07 1.4 3.5 8.3 21 Well planning and engineering services, directional drilling packages, downhole motor technology and other services, including logging-while-drilling (LWD) and measurement-while-drilling (MWD) Horizontal and directional drilling are among the fastest growing segments of the oilfield services industry - currently 42% of wells in US Team of approximately 95 directional drillers Approximately 160 downhole motors Mix of onshore vs. offshore operations Revenue Operating Income + D&A ($ in millions) ($ in millions) 2003 2004 2005 LTM 03/31/07 16 24.8 43.9 77.4 $16.0 $24.8 $43.9 $77.4 $1.4 $3.5 $8.3 $21.0

Tubular Services 2003 2004 2005 LTM 03/31/07 10 10.4 20.9 55.8 Specialized equipment and trained operators for pipe handling services: casing and tubing installation, changing out drill pipe and retrieving production tubing Large market - all wells require casing & tubing Acquisition of Rogers provided products with new technology Presence in Mexican market through agreement with Matyep Well-established customer base Texas, Louisiana (including offshore Gulf of Mexico) and Mexico Revenue Operating Income + D&A ($ in millions) 2003 2004 2005 LTM 03/31/07 5 4.8 7 18.3 ($ in millions) $10.0 $10.4 $20.9 $55.8 $5.0 $4.8 $7.0 $18.3

Underbalanced Drilling 2003 2004 2005 LTM 03/31/07 1.2 2.5 7.6 14.4 Compressed air equipment, drilling bits, hammers, chemicals and other specialized products for underbalanced drilling Underbalanced drilling is among the fastest growing services Diversified fleet allowing customized, turnkey packages - over 175 compressors and boosters Long-standing industry presence Texas, Oklahoma, Colorado, New Mexico, Utah, Wyoming, West Virginia, Alabama and Arkansas Revenue Operating Income + D&A 2003 2004 2005 LTM 03/31/07 6.7 11.6 25.7 44.5 ($ in millions) ($ in millions) $1.2 $2.5 $25.7 $44.5 $14.4 $7.6 $6.7 $11.6

Production Services 2004 2005 LTM 03/31/07 0 0.8 6.5 Wire line, land and offshore pumping, workover services with coiled tubing units Equipment and trained operators to install and retrieve capillary tubing Increases production and reduces corrosion Counter-cyclical - tied to production vs. drilling Significant expansion in October 2006 with acquisition of Petro-Rentals Serves onshore and offshore markets 2 coiled tubing units received 4th Qtr 2006 and 2 units on order for 1st half of 2007 Texas, Louisiana, New Mexico, Oklahoma and Mexico Revenue Operating Income + D&A 2004 2005 LTM 03/31/07 0.4 9.8 26.6 $6.5 $0.8 $0.0 $26.6 $0.4 $9.8 ($ in millions) ($ in millions)

Investments in Technology Create Competitive Advantage Rental Tools - Deepwater landing strings and wedge thread technology - strength and performance Proprietary Rogers Hydraulic Power Tong Positioning System - safe, stable, drill pipe connection system Patented power tong for snubbing - fast and safe hands-free operations Remotely operated hydraulic "catwalk" pipe handling system for safe delivery of tubulars to rig floor Underbalanced Drilling - manufacture diamond-enhanced bits - improved rate of penetration

Financial Review

Growth in Profitability and Cash Flow 2004 2005 2006 47.7 105.3 307.3 2004 2005 2006 EBITDA 7.8 19.6 89.5 2004 2005 2006 Net Income 0.9 7.2 35.7 (1) Calculated as Net income + Interest expense, net + Income taxes + Depreciation & amortization. Historical Revenue Growth Historical EBITDA(1) Growth Historical Net Income Growth Historical Diluted EPS Growth 2004 2005 2006 EPS 0.09 0.44 1.66 ($ in millions) ($ in millions) ($ in millions) ($ in millions) $47.7 $105.3 $307.3 $7.8 $19.6 $89.5 $35.7 $0.9 $7.2 $0.09 $0.44 $1.66

Steadily Increased Cash Flow Stream 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 19.3 23.6 28.9 33.5 47 60.5 85.7 114.1 135.9 Significant increase in financial results since 1Q05 1Q07 revenue up over 616% 1Q07 EBITDA up over 1000% ($ in millions) 1Q07 up over 616% since 1Q05 (1) EBITDA calculated as Net income + Interest expense, net + Income taxes + Depreciation & amortization. ($ in millions) ALY Quarterly Historical Revenue Growth ALY Quarterly Historical EBITDA(1) Growth 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 3.6 4.1 5 7 12.6 20.4 25 31.4 44.3 1Q07 up over 1000% since 1Q05

Strong First Quarter Results (In Millions, except per share data) 1st Quarter 2006 1st Quarter 2007 % Change Revenue $47.9 $135.9 184% EBITDA $12.6 $44.5 253% Income from operations $8.6 $31.0 259% Net Income $4.4 $12.2 175% Average diluted shares out 19.1 33.0 73% Diluted earnings per share $0.23 $0.37 61%

Successful acquisition strategy coupled with increased margins and decreased Net debt / EBITDA leverage ratio Natural gas Directional Drilling Casing & Tubing Air Drilling Production Services Rental Tools $141.8 43.1 30.4% 3.7x ($ in millions) Note: EBITDA calculated as Net income + Interest expense, net + Income taxes + Depreciation & amortization. Commodity Exposure Business Scope LTM Revenue LTM EBITDA Natural gas / Crude oil Directional Drilling Casing & Tubing Air Drilling Production Services Rental Tools International Drilling $529.0 175.2 33.1% 2.5x Improved Financial Profile EBITDA Margin Net Debt / EBITDA Pro Forma December 31, 2005 Pro Forma March 31, 2007

Capitalization Decreased leverage ratio - 2.5x Net debt / LTM EBITDA December 31, 2006 March 31, 2007 ($ in millions) Cash 39.7 $ 75.3 $ Sr. Notes due 2014 255.0 $ 255.0 $ Sr. Notes due 2017 - 250.0 Other Debt 313.4 10.6 Total Debt 568.4 $ 515.6 $ Stockholders' Equity 253.9 $ 366.9 $ Total Capitalization 822.2 $ 882.5 $ Net Debt / Capitalization 68% 55%

Investment Highlights Successful execution of growth strategy Strategic position in high growth markets Diversified and increased cash flow sources Strong relationships with diversified customer base Experienced management team High inside ownership

Company Headquarters 5075 Westheimer, Suite 890 Houston, TX 77056 713-369-0550 www.alchenergy.com Company Contact: Jeff Freedman, Director of IR jfreedman@alchenergy.com Allis-Chalmers Energy

Supplemental Disclosure Regarding Non-GAAP Financial Information EBITDA represents net income (loss) before income taxes, interest and depreciation and amortization. EBITDA is not a presentation made in accordance with generally accepted accounting principles ("GAAP") and is not a measure of financial condition or profitability. EBITDA should not be considered in isolation or as a substitute for "net income (loss)", the most directly comparable GAAP financial measure, or as an indicator of operating performance. By presenting EBITDA, Allis-Chalmers intends to provide investors with a better understanding of its core operating results to measure past performance as well as prospects for the future. Allis-Chalmers evaluates operating performance based on several measures, including EBITDA, as Allis-Chalmers believes it is an important measure of the operational strength of its business. EBITDA may not be comparable to similarly titled measures used by other companies. EBITDA is not necessarily a measure of Allis-Chalmers' ability to fund its cash needs, as it excludes certain financial information when compared to "net income (loss)". Users of this financial information should consider the types of events and transactions which are excluded. A reconciliation of EBITDA to net income (loss) follows:

EBITDA Reconciliations Reconciliation of EBITDA with Net Income (In Millions) 2006 2005 2004 (Restated) EBITDA $ 89.5 $19.6 $7.8 Less: Depreciation and Amortization 23.2 6.7 3.6 Interest Expense 19.3 4.4 2.8 Income Tax Expense 11.4 1.3 0.5 Net Income $ 35.6 $ 7.2 $ 0.9

EBITDA Reconciliations